                                 ANCHOR GAMING

                                1,800,000 Shares

                                  Common Stock

                           (par value $.01 per share)


                             UNDERWRITING AGREEMENT


                                                              October   , 1997

BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
  As Representatives of the
  Several Underwriters
c/o BT Alex. Brown Incorporated
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Ladies and Gentlemen:

          Anchor Gaming (the "Company"), a Nevada corporation, and the persons named in Schedule I annexed hereto (each a "Selling Stockholder"), hereby confirm their agreement with you, as set forth below.

          1. THE SECURITIES. Subject to the terms and conditions herein contained, the Selling Stockholders, severally, propose to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 1,800,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), in the respective amounts set forth opposite their respective names in Schedule I (the "Firm Securities"). In addition, solely for the purpose of covering over-allotments, Stanley E. Fulton proposes to grant to the Underwriters the option, exercisable by the Representatives of the Underwriters, to purchase from such Selling Stockholder up to an additional 270,000 shares of Common Stock (the "Additional Securities") as set forth below. The Firm Securities and the Additional Securities that may be sold to the Underwriters are hereinafter collectively referred to as the "Securities."

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                                       -2-

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (SEC File No. 333-4755) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "Act") and has filed such amendments thereto, if any, as may have been required prior to the date hereof.

          As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial statements and schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Rules and Regulations ("Rule 430A"), if applicable, and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus relating to the Securities as filed with such registration statement or any amendment thereto (including the prospectus, if any, included in such registration statement or any amendment thereto at the time it was or is declared effective if declared effective prior to the execution and delivery of this Agreement); and the term "Prospectus" means the prospectus relating to the Securities as first filed with respect to such registration statement with the Commission pursuant to Rule 430A and Rule 424(b) under the Rules and Regulations ("Rule 424(b)"), if required, or, if no prospectus is required to be filed pursuant to Rule 430A or Rule 424(b), such term means the prospectus included in such registration statement at the time it became or becomes effective; PROVIDED that if a revised Prospectus shall be provided to the Underwriters by the Company and the Selling Stockholders for use in connection with the offering and sale of the Securities that differs from the prospectus on file at the Commission at the time such registration statement becomes effective or as first filed under Rule 430A and Rule 424(b), the term "Prospectus" shall refer to the revised prospectus from and after the time it is first provided to the Underwriters for such use. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement") then any reference herein to "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration Statement, Preliminary Prospectus and Prospectus and to financial statements and schedules and other information that is "contained," "included," "set forth," "described in" or "stated" therein (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference therein; and all ref-erences in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is or is deemed to be incorporated by reference therein.

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) The registration statement originally filed with the Commission with respect to the Securities, including the form of prospectus, together with all amendments thereto, has been prepared by the Company in conformity in all material respects with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and the Company meets all the requirements for filing on Form S-3. The Registration Statement at the time it was or will be declared effective and at the Closing Date (as hereinafter defined) complies and will comply in all material respects with the requirements of the Act and the Rules and Regulations.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus nor instituted any proceeding for such purpose. When the Registration Statement or any amendment thereto was or is declared effective and on the Closing Date (as hereinafter defined), it did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, and any amendments or supplements thereto on the date first filed with the Commission pursuant to Rule 424(b) (or if not filed, on the date first provided to the Underwriters in connection with the offering and sale of the Securities) and on the Closing Date, (i) complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations, and (ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information with respect to the Underwriters furnished to the Company by BT Alex. Brown Incorporated specifically for use therein.

          (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations (the "1934 Act Regulations") of the Commission thereunder, and when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or becomes effective and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Each of the corporations identified in Exhibit 21 to the Annual Report on Form 10-K of the Company for the period ended June 30, 1997 (the "Annual Report") and filed with the Commission (collectively, the "Subsidiaries" and individually, a "Subsidiary") is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. Except as otherwise set forth in the Registration Statement, the Company owns, free and clear of all mortgages, pledges, liens, security interests, conditional sale agreements and other charges (except for inchoate statutory obligations that are not yet due and payable and other immaterial liens), all of the outstanding shares of the capital stock of each Subsidiary, and all of such shares have been duly and validly authorized and issued and are fully paid and non-assessable. Except where the failure to be so qualified or licensed would not have a material adverse effect on the business, business prospects, financial condition, results of operation, earnings or properties of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect") and except as otherwise disclosed under the Registration Statement, (i) each of the Company and the Subsidiaries has the power and authority (corporate, governmental, regulatory and otherwise) and all approvals, orders, licenses, certificates, permits and other governmental authorizations nec-essary to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and (ii) each is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it and/or the character of the assets owned and leased by it makes such license or qualification necessary. Except as otherwise set forth in the Registration Statement and except for the shares of the stock of each Subsidiary owned by the Company, neither the Company nor any Subsidiary owns any material shares of stock or any other material equity securities of any corporation or have any material equity interest in any firm, partnership, association or other entity.

          (e) The authorized, issued and outstanding capital stock of the Company as of [June 30, 1997 is as set forth in the Annual Report under the term "Capitalization"] and all such capital stock, including all Securities to be sold by the Selling Stockholders, has been validly authorized and issued and is fully paid and non-assessable. Other than as disclosed in the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of capital stock or any warrants or convertible securities.
     No holder of securities of the Company or any Subsidiary is entitled to have such securities registered under the Registration Statement.

          (f) The consolidated financial statements of the Company and the Subsidiaries (including the footnotes thereto) filed with and as part of the Registration Statement and the Prospectus present fairly the combined consolidated financial position, results of operation and cash flows of the Company and the Subsidiaries as of the respective dates thereof and for the respective periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a basis consistent with prior periods. The unaudited consolidated financial statements and the related notes included in the Registration Statement and the Prospectus present fairly the respective consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate, subject to year end audit adjustments, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and have been prepared on a basis substantially consistent with that of the audited financial statements referred to above. The summary and selected financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited and unaudited financial statements included therein, except as otherwise stated therein. Deloitte & Touche, LLP, who has reported on such financial statements, is an independent accountant with respect to the Company as required by the Act and the Rules and Regulations.

          (g) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate.

          (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) neither the Company nor any Subsidiary has incurred or will have incurred any liabilities or obligations, direct or contingent, or entered into any transactions not in the ordinary course of business, except for liabilities, obligations or transactions that are not material to the Company and its subsidiaries, taken as a whole; (ii) neither the Company nor any Subsidiary has paid or declared nor will pay or declare any dividends or other distributions on its capital stock and (iii) there has not been and will not have been any change in the capitalization of the Company (except for the exercise of warrants or options referred to in the Registration Statement) or any Subsidiary or any material adverse change in the business, business prospects, financial condition or results of operations of the Company or any Subsidiary or in the condition of the Company or any Subsidiary or in the value of the assets of the Company and the Subsidiaries, taken as a whole, arising for any reason whatsoever.

          (i) There are no actions, suits or proceedings at law or in equity pending or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, any of their respective assets or any of their respective officers or directors, before or by any fed-eral, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, that could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is involved in any labor dispute (nor, to their knowledge, is any such dispute threatened) that would have a Material Adverse Effect.

          (j) Each of the Company and the Subsidiaries has complied with all laws, regulations and orders applicable to it or its business, except for any violation of which would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has in all material respects performed all of the obligations required to be performed by it, and is not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which it is a party or by which it or any of its property is bound, except for such failures to perform or defaults as would not have a Material Adverse Effect, and, to the knowledge of the Company, no other party under any such agreement or instrument to which the Company or any Subsidiary is a party is in material default in any respect thereunder, except for such defaults as would not have a Material Adverse Effect.

          (k) The Company, to the extent required by Section 13(b)(2) of the 1934 Act, (i) keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries and
     (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded value of assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          [(l) Neither the Company nor any Subsidiary is in violation of its Certificate of Incorporation or By-laws, in each case as amended as of the date hereof.

          (m) The Securities have been duly authorized by the Company and will be, upon payment therefor in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights or similar contractual rights to purchase securities issued by the Company. The Securities conform in all material respects to all statements with regard thereto contained in the Registration Statement and the Prospectus.

          (n) The Company has all requisite corporate power and authority to execute and deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.
     This Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company. This Agreement has been duly authorized, executed and delivered by the Company; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may have been obtained under the Act or otherwise and such as may be required under state securities or "Blue Sky" laws; the performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under the Certificate of Incorporation or By-laws of the Company or any Subsidiary. Except, in each case, for instances that would not result in a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the performance of this Agreement and consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under or result in the creation or imposition of any lien, charge, or encumbrance upon the assets or properties of the Company or any Subsidiary, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or under any statute or under any order, rule or regulation applicable to the Company or any Subsidiary or their respective businesses or properties or of any court or other governmental body.

          (o) Each of the Company and the Subsidiaries has good and indefeasible title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in or referred to in the Prospectus or are not material to the business of the Company and its Subsidiaries, taken as a whole. Each of the Company and the Subsidiaries has valid, subsisting and enforceable leases for the real properties described in the Prospectus as leased by it, with such exceptions as are not material or do not materially interfere with the use made of such properties by it.

          (p) There is no document or contract of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and no statement in this Agreement or in any certificate or document required by this Agreement to be delivered to you is, was when made, or as of the Closing Date (as hereinafter defined) or any Option Closing Date (as hereinafter defined) will be, inaccurate, untrue or incorrect.

          (q) Except for instances that would not result in a Material Adverse Effect, the Company and each of the Subsidiaries possess the right to use all patents, patent applications, trademarks, trade names, service marks, service names, copyrights and licenses necessary for the conduct of the business, as presently conducted, of the Company and the Subsidiaries and, except as disclosed in the Registration Statement or Prospectus have not received any notice of conflict with the asserted rights of others in respect thereof.

          (r) The Company is not, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 as amended (the "Investment Company Act").

          (s) None of the Company, the Subsidiaries or an agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the

     Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (t) Neither the Company nor any of its officers or directors or affiliates (as defined in the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities in violation of the Exchange Act or any applicable rules of the Nasdaq National Market System ("NASDAQ"). The Company acknowledges that the Underwriters may engage in passive market making transactions in the Securities on NASDAQ in accordance (and in compliance) with Regulation M under the Exchange Act.

          (u) The Company and each Subsidiary have filed all federal, state and material local income and franchise tax returns required to be filed through the date hereof except for returns being contested in good faith and have paid all taxes due and owing thereon except for amounts being contested in good faith, and no material tax deficiency is currently being asserted against the Company or any Subsidiary that could have a Material Adverse Effect.

          (v) Each of the Company and its Subsidiaries is in compliance with all environmental laws and with the terms and conditions of any permit, license or approval required thereunder in connection with the operation of its business, property and assets where the failure to be in such compliance could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect; and, except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries has any liability, absolute or contingent, under any environmental law and there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding or notice or demand letter pending or threatened against the Company or any of its Subsidiaries under any environmental law.

          (w) [The information set forth in the Prospectus under the caption "Prospectus Summary-Recent Developments" is true and correct in all material respects.]

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                                 -11-

          3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder listed on Schedule I severally represents and warrants to each Underwriter and the Company that:

          (a) Such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Firm Securities to be sold by such Selling Stockholder hereunder. This Agreement and the Power of Attorney attached hereto as Exhibit A have been duly executed and delivered by such Selling Stockholder.

          (b) Such Selling Stockholder will convey good and valid title to the Securities to be delivered by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities and claims whatsoever. Certificates in negotiable form for the aggregate number of Securities to be sold by such Selling Stockholder have been placed in custody, under a custody agreement with the Company as custodian in the form attached hereto as Exhibit B.

          (c) The information with respect to such Selling Stockholder included in the Registration Statement and the Prospectus under the caption "Principal and Selling Stockholders" and "Underwriting" does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act or otherwise and such as may be required under state securities or the "Blue Sky" laws.

          (e) The performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under or result in the creation or imposition of any lien, charge, or encumbrance upon the assets or properties of such Selling Stockholder, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, con-tract or other agreement or instrument to which such Selling Stockholder is a party or under any statute or under any order, rule or regulation applicable to such Selling Stockholder or of any court or other governmental body.

          (f) The Registration Statement, the Prospectus or any post-effective amendment or supplement thereto will (when they become effective or are filed with the Commission, as the case may be), conform in all material respects to the requirements of the Act and the Rules and Regulations and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) Such SELLING STOCKHOLDER has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the SELLING STOCKHOLDER will not distribute any prospectus or other offering material in connection with the offering of the Shares.

          (h) As to Stanley E. Fulton after due inquiry, and as to each of the other SELLING STOCKHOLDERS, without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement or the documents incorporated therein by reference, such SELLING STOCKHOLDER (a) has no reason to believe that the representations and warranties of the Company contained in Section 2 above are not true and correct, (b) is familiar with the Registration Statement and (c) has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the business of the Company or the Subsidiaries. The sale of the Firm Shares by such SELLING STOCKHOLDER pursuant hereto is not prompted by any information concerning the Company or the Subsidiaries which is not set forth in the Registration Statement.

          4.   PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase
from each of the Selling Stockholders, at a purchase price of $[        ]
per share, the number of Firm Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Securities to be sold by each of the Selling Stockholders, as set forth opposite their respective names in Schedule I hereto by a fraction, the numerator of which is the aggregate number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule II hereto and the denominator of which is the aggregate number of Firm Securities to be purchased by all of the Underwriters from all the Selling Stockholders hereunder (subject to adjustment by you to eliminate fractions). The Representatives shall release the Firm Securities for public sale promptly after this Agreement becomes effective. The Representatives may from time to time change the public offering price and other terms of the offering after the initial public offering to such extent as they may determine.

          Certificates in negotiable form for the total number of Securities to be sold hereunder by the SELLING STOCKHOLDERS have been placed in custody with the Company, as custodian (the "Custodian") pursuant to the Custody Agreements executed by the SELLING STOCKHOLDERS for delivery of all Securities. Each SELLING STOCKHOLDER specifically agrees that the Firm Securities represented by the certificates held in custody for such SELLING STOCKHOLDER under the Custody Agreement are subject to the interest of the Underwriters hereunder, and that the arrangements made by such SELLING STOCKHOLDER for such custody are to that extent irrevocable, and that the obligations of such SELLING STOCKHOLDER hereunder shall not be terminable by any act or deed of the SELLING STOCKHOLDER (or by any other person, firm or corporation, including the Company, the Custodian or the Underwriters) or by operation of law or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Securities hereunder, certificates for the Firm Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of the sale of the Securities held by it against the delivery of such Securities.

          In addition, upon written notice from you to Stanley E. Fulton, not more than 30 days from the date hereof, the Un-derwriters may purchase from time to time all or less than all of the Additional Securities at the purchase price per share to be paid for the Firm Securities. Stanley E. Fulton agrees to sell to the Underwriters such Additional Securities and the Underwriters agree, severally and not jointly, to purchase such Additional Securities. Such Additional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by you to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. This option may be exercised at any time on or before the thirtieth day following the date hereof, by written notice to Stanley E. Fulton. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as an "Option Closing Date"); PROVIDED, HOWEVER, that no Option Closing Date shall be earlier than the Closing Date (as defined below) nor earlier than the second business day after the date on which notice of the exercise of the option shall have been given nor later than the eighth business day after the date on which notice of the option shall have been given. No Additional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Securities or any portion thereof may be surrendered and terminated at any time upon notice by you to Stanley E. Fulton.

          (b) Certificates in definitive form for the Firm Securities that each Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as such Underwriter requests upon notice to the Selling Stockholders at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Selling Stockholders to the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds, or such other payment procedures agreed to by the parties, to the account of each Selling Stockholder. Such delivery of and payment for the Firm Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 9:00 A.M., New York time, on
October   , 1997, or at such other place, time or date as you, the Company and the Selling Stockholders may agree upon or as you may determine pursuant to Section 9(a) hereof, such time and date of delivery against payment being herein referred to as the

"Closing Date." The Selling Stockholders will make such certificates for the Firm Securities available for checking and packaging by the Underwriters at the offices of BT Alex. Brown Incorporated in [New York, New York] at least 24 hours prior to the Closing Date.

          In the event the option with respect to the Additional Securities is exercised, certificates in definitive form for the Additional Securities that such Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as such Underwriter requests upon notice to Stanley E. Fulton at least 48 hours prior to the Option Closing Date, shall be delivered by Stanley E. Fulton to the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefore by wire transfer of same day funds or such other payment procedures agreed to by the parties, to the account of Stanley E. Fulton. Such delivery of and payment for the Additional Securities shall be made at each Option Closing Date at the above-mentioned offices. Stanley E. Fulton will make certificates for the Additional Securities available for inspection, checking and packaging by the Underwriters at the offices in [New York, New York] of BT Alex. Brown Incorporated at least 24 hours prior to each Option Closing Date.

          5. OFFERING BY THE UNDERWRITERS. After the Registration Statement becomes effective, the Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus relating to the Securities.

          6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters that:

          (a) The Company will, if the registration statement is not effective at the time of the execution and delivery of this Agreement, prepare and timely file with the Commission an amendment to the registration statement that includes the form of final prospectus, which amendment and form of final prospectus shall contain all required information with respect to the Securities and the offering thereof, and, if required by Rule 424(b), a prospectus under Rule 424(b) (in each case only if the Representatives or their counsel have not reasonably objected thereto after having been furnished a copy thereof prior to the proposed filing thereof), and in each case will notify the Representatives promptly of such filing and will use its best efforts to cause the registration statement, if not effective at the time of execution of this Agreement (and any amendments thereto), to become effective promptly. If required, the Company will file the Prospectus and any amendments or supplements thereto with the Commission in the manner and within the time period required by Rule
     424(b) (but only if the Representatives or their counsel have not reasonably objected thereto promptly after having been furnished a copy thereof a reasonable time prior to the proposed filing thereof). During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuation of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section 2(a) hereof or any amendment or supplement to such Prospectus or any amendment to the Registration Statement of which the Representatives and their counsel shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives and their counsel shall not have given their respective consent, which consent will not be unreasonably withheld. The Company will prepare and will file with the Commission, in accordance with the Act and the Rules and Regulations, promptly upon request by the Representatives or counsel for the Representatives, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or reasonably advisable in connection with the distribution of the Securities by the Underwriters, and the Company will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission promptly. The Company will advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendments or supplements thereto have been filed.

          (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the

     Prospectus, or any amendments or supplements thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (c) The Company will cooperate with the Representatives in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions in the United States and Canada as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; PROVIDED that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

          (d) During such time as a prospectus relating to the Securities is required to be delivered under the Act, if after due inquiry, the Company should become aware of any event that occurs, and as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if the Company should be of the opinion that for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representatives and their counsel thereof and the Company will prepare and, subject to Section 6(a) hereof, will file with the Commission, at its sole expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to the Representatives and their counsel and in compliance with the Act and the Rules and Regulations) so that the Prospectus as so supplemented or amended will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or so that the Prospectus will comply with law, and will deliver to the Representatives, without charge, such number of copies thereof as they may reasonably request.

          (e) The Company will, without charge, provide (i) to the Representatives and to their counsel a signed copy of the registration statement originally filed and each amendment thereto (in each case including exhibits thereto) and the Registration Statement and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus and the Prospectus relating to the Securities and any amendment or supplement thereto as each Underwriter may reasonably request.

          (f) The Company, as soon as reasonably practicable, will make generally available to holders of the Securities and to the Underwriters consolidated earning statements of the Company (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

          (g) For and during the period ending five years after the effective date of the Registration Statement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters copies of all reports and other communications (financial or otherwise) furnished by the Company to its securityholders generally and copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

          (h) Prior to the Closing Date and any Option Closing Date, as the case may be, the Company will furnish to the Representatives, as soon as they have been prepared and are available, a copy of any unaudited interim consolidated financial statements of the Company and any pro forma information for any period subsequent to the period covered by its most recent financial statements included in the Registration Statement and the Prospectus.

          (i)  The Company will file with the Nasdaq National Market
     System all documents and notices required by the Nasdaq National Market System of companies that have is-sued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market System.

     (j) The Company will not at any time, directly or indirectly, take any action designed, or that might reasonably be expected, to cause or result in, or that will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Securities in violation of the Exchange Act or any applicable rules of the Nasdaq National Market System.

     (k) If, prior to the completion of the distribution of the Securities, the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commissioner with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus relating to the Securities, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          7. COVENANTS OF SELLING STOCKHOLDERS. Each Selling Stockholder agrees with the several Underwriters as follows:

          (a) Such Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

          (b) Such Selling Stockholder will use such Selling Stockholder's reasonable best efforts to do or perform all things required to be done or performed by it prior to the Closing Date to satisfy all conditions precedent to the delivery of the Securities.

          (c) During a period of 90 days from the date hereof ("Lock-up Period"), such Selling Stockholder will not, without the Representatives' prior written consent, offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Common Stock, or rights to acquire the same except for (i) Securities issued pursuant to this Agreement; (ii) Common Stock or other equity securities issued in connection with any merger or other acquisition by the Company provided that such Common Stock or other equity securities are specifically made subject to the restrictions of this paragraph for the Lock-up Period and (iii) Common Stock issuable on exercise of options or warrants referred to in the Prospectus.

          (d) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities in violation of the Exchange Act or any applicable rules of the Nasdaq National Market System.

          (e) Each Selling Stockholder agrees to notify the Representatives promptly of any information that comes to such Selling Stockholder's attention that would cause such Selling Stockholder to have reason to believe that his or her representations, warranties and statements in this Agreement are not accurate in all material respects.

          (f) Except as herein contemplated with respect to the Securities to be included in the Registration Statement, each Selling Stockholder agrees to waive any registration rights to which such Selling Stockholder may be entitled in connection with the public offering herein contemplated.

          8. EXPENSES. The Selling Stockholders, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, as provided in this Section 8 hereof including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, (ii) the printing (or reproduction) and delivery of this Agreement, the Securities, any Blue Sky Memoranda and all other documents and agreements printed (or reproduced) and delivered in connection with the offering of the Securities, (iii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or its subsidiaries, (v) preparation (including printing), issuance and delivery to the Underwriters of certificates evidencing the Securities, (vi) the qualification of the Securities in the United States and Canada under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (viii) expenses of the Company and its subsidiaries in connection with any meetings with prospective investors in the Securities,
(ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved in writing by the Underwriters to be paid by the Underwriters), (x) the fees and expenses incurred in connection with the quotation of the Securities on the Nasdaq National Market System and
(xi) the costs and expenses incident to the performance by the Selling Stockholders of their obligations hereunder and in connection with the offer, sale and delivery of the Securities to be sold by it, including any stock transfer taxes payable upon the sale of such Securities to the Underwriters, the fees and expenses of any counsel retained by them and the underwriting discounts and commissions payable to the Underwriters.

          If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12 hereof or because of any failure, refusal or inability on the part of the Company, any of the Company's subsidiaries or any Selling Stockholder to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Selling Stockholders, jointly and severally, will promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities not so delivered.

          9. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligation of the Underwriters to purchase and pay for the Firm Securities on the Closing Date and the Additional Securities on each Option Closing Date shall be subject to the following additional conditions:

          (a) If the registration statement, as amended, with respect to the Securities has not been declared effective as of the time of execution and delivery hereof, the registration statement shall have been declared effective not later than 11:00 A.M., New York City time, on the date of this Agreement or, if any post-effective amendment to the Registration Statement has been filed, 11:00 A.M., New York City time, on the date on which such post-effective amendment to the Registration Statement has been filed with the Commission, or such later time and date as shall have been expressly consented to by the Representatives in writing; if required, the Prospectus and any amendments or supplements thereto shall have been timely filed in accordance with Rule 430A and Rule 424(b); no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued and no proceedings for that purpose shall have been instituted or, to the best knowledge of the Company or the Underwriters, shall be contemplated or threatened by the Commission.

          (b) The Underwriters shall have received an opinion, in form and substance satisfactory to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, of Hughes & Luce, counsel for the Company and its subsidiaries to the effect that:

               (i) The Company and each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation. Each of the Company and the Subsidiaries has the corporate power and authority to conduct its business substantially as described in the Registration Statement and the Prospectus and is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the Company and each Subsidiary has offices or employees or property owned or leased by them makes such qualification or license necessary except where the failure to so qualify or be licensed would not have Material Adverse Effect.

               (ii) No authorization, approval, consent or license of any state or federal governmental or regulatory body, except as may be required under the Act or the "Blue Sky" laws of the various jurisdictions or state laws relating to gaming or gaming machines or devices (except as specifically stated), is required in connection with the (A) authorization, issuance, transfer, sale or delivery of the Securities under this Agreement; (B) execution, delivery and performance of this Agreement by the Company; (C) taking of any action contemplated herein or in the Registration Statement or Prospectus (other than with respect to the Colorado Expansion (as defined therein) and state laws relating to gaming or gaming machines or devices), or if so required all such authorizations, approvals, consents and licenses, specifying the same, have been obtained and are in full force and effect.

               (iii) The Company has an authorized and outstanding capital stock, stock options and warrants as set forth in the Registration Statement and the Prospectus. The outstanding shares of the Common Stock are, and all of the Securities will be, upon sale and payment therefor under this Agreement, duly authorized, validly issued, fully paid and nonassessable, and are not subject to statutory preemptive rights. The Common Stock has been duly authorized for quotation on the Nasdaq National Market. All issuances of securities by the Company were exempt from, or complied in all respects with, the registration or qualification provisions of all applicable federal and state securities laws.

               (iv) All of the issued and outstanding shares of the capital stock of each Subsidiary are validly issued, fully paid and nonassessable and, to such counsel's knowledge, all of the issued and outstanding shares of stock of each Subsidiary are owned by the Company free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, charges and encumbrances of every nature.

               (v) To such counsel's knowledge, no holder of any securities of the Company has the right to require registration of shares of the Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

               (vi) The Company is not an "investment company" as defined in
          Section 3(a) of the Investment Company Act.

               (vii) The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

               (viii) The Company possesses all state and federal authorizations, approvals, consents and licenses necessary for the operation of a gaming establishment at the Colorado Central Station Casino and the Colorado Grande Casino.

               (ix) The Registration Statement and the Prospectus, and each amendment thereof or supplement thereto, comply in all material respects as to form with the requirements of the Act and the Rules and Regulations (except that no opinion need be expressed as to financial statements, financial statement notes and other financial and statistical data contained in the Registration Statement or the Prospectus).

               (x) The descriptions in the Registration Statement and Prospectus of contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement (including, for this purpose, all exhibits filed with respect to any document incorporated by reference therein) that are not described or filed as required; it being understood that such counsel need express no opinion as to the financial statements, financial notes or schedules or other financial data included therein.

               (xi) The Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made.

               (xii) The execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or violate or constitute a default under, the Certificate of Incorporation or By-laws of the Company or any Subsidiary, or any material indenture or mortgage known to such counsel or other material agreement or instrument known to such counsel to which the Company or any Subsidiary, is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or any existing federal or state statute, rule or regulation, or any judgment, order or decree known to such counsel, of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties.

          Such counsel shall also state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and although such counsel has not independently checked the accuracy or completeness of or otherwise verified, and such counsel is not passing on and does not assume responsibility for the accuracy or completeness of, the Registration Statement or the Prospectus, such counsel has generally reviewed and discussed such information with representatives of the Company, the Underwriters and their counsel and accountants for the Company. Based on such review and discussion, nothing has come to the attention of such counsel to lead them to believe that, both as of the date on which the Registration Statement became effective and as of the Closing Date and each Option Closing Date, as the case may be, either the Registration Statement, or any amendment or supplement thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus, or any amendment or supplement thereto, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to financial statements, financial statement notes and other financial and statistical data contained in the Registration Statement or the Prospectus).

          In rendering such opinion, such counsel may rely as to all matters of law other than the law of the United

     States or of the State of Texas and the corporate law of the State of Nevada upon opinions of counsel satisfactory to you, in which case the opinion shall state that they have no reason to believe that you and they are not entitled so to rely.

          (c) Concurrently with the execution and delivery of this Agreement and on the Closing Date and each Option Closing Date, Lionel Sawyer & Collins, special Nevada counsel to the Company, shall furnish to you an opinion, in form and substance satisfactory to you, dated as of the date of its delivery, to the effect that (i) such counsel has reviewed the statements contained in the Prospectus under the heading "Regulation" insofar as such statements relate to the laws of the State of Nevada and federal gaming laws and nothing has come to the attention of such counsel to lead them to believe that such statements contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) no authorization, approval, consent or license of any state or federal governmental or regulatory body, except as may be required under the Act or the "Blue Sky" laws of the various jurisdictions, is required in connection with the (A) authorization, issuance, transfer, sale or delivery of the Securities under this Agreement or (B) taking of any action contemplated herein or in the Registration Statement or Prospectus, or if so required all such authorizations, approvals, consents and licenses specifying the same have been obtained and are in full force and effect.

          (d) Concurrently with the execution and delivery of this Agreement and on the Closing Date and each Option Closing Date, Issacson, Rosenbaum, Woods & Levy, P.C., special Colorado counsel to the Company shall furnish to you an opinion in form and substance satisfactory to you, dated as of the date of its delivery, to the effect that (i) such counsel has reviewed the statements contained in the Prospectus under the heading "Regulation" insofar as such statements relate to the laws of the State of Colorado and nothing has come to the attention of such counsel to lead them to believe that such statements contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) no authorization, approval, consent or license of any state or federal governmental or regulatory body, except as may be required under the Act or the "Blue Sky" laws of the various jurisdictions, is required in connection with the (A) authorization, issuance, transfer, sale or delivery of the Securities under this Agreement or (B) taking of any action contemplated herein or in the Registration Statement or Prospectus, or if so required all such authorizations, approvals, consents and licenses specifying the same have been obtained and are in full force and effect.

          (e) The Selling Stockholders shall have furnished to you the opinion of Hughes and Luce, L.L.P. counsel for the Selling Stockholders, or of such other counsel to the Selling Stockholders as shall be satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, to the effect that:

               (i) This Agreement, the Powers of Attorney and the Custody Agreements have been duly executed and delivered by each of the Selling Stockholders.

               (ii) The Selling Stockholders have the power and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Stockholders hereunder.

               (iii) The delivery by the Selling Stockholders to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Stockholders against payment therefor as provided herein, assuming the Representatives purchased the Securities in good faith without knowledge of any adverse claim, will pass good and valid title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (f) The Underwriters shall have received an opinion, in form and substance reasonably satisfactory to the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement and the Securities and such other related matters as the Representatives may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received, in form and substance satisfactory to such counsel, and may rely upon, such certificates and other docu-ments and information as they may reasonably request to pass upon such matters.

          (g) The Underwriters shall have received from Deloitte & Touche, LLP a letter dated the date hereof and the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, in substantially the form previously approved by the Representatives and in form and substance reasonably satisfactory to the Representatives and Cahill Gordon & Reindel, counsel for the Underwriters.

          (h) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date and each Option Closing Date, as the case may be, as if made on and as of such date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date and each Option Closing Date, as the case may be; the Company and the Selling Stockholders shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and each Option Closing Date, as the case may be; and subsequent to the date of the most recent financial statements in the Prospectus, there shall have been no Material Adverse Change or any development involving a prospective Material Adverse Change.

          (i) The sale of the Securities by the Selling Stockholders hereunder shall not be enjoined (temporarily or permanently) on the Closing Date or any Option Closing Date, as the case may be.

          (j) Subsequent to the respective dates as of which information is given in the Prospectus, except in each case as described in the Prospectus, none of the Company and its subsidiaries shall have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material to the Company and its subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the Company and its subsidiaries, taken as a whole, and there shall not have been any adverse change in the capital stock or long-term indebted-ness of the Company and its subsidiaries that is material to the Company and its subsidiaries, taken as a whole.

          (k) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the conduct of the business and operations of each of the Company and its subsidiaries shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of each of the Company and its subsidiaries shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage that would not have a Material Adverse Effect.

          (l) The Underwriters shall have received certificates, in form and substance reasonably satisfactory to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, and addressed to the Underwriters, of the Company, executed by its chief executive officer or president and the chief financial officer, to the effect that:

               (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of the Closing Date and each Option Closing Date, as the case may be, and the Company has performed in all material respects all covenants and agreements and satisfied all conditions to be performed or satisfied at or prior to the Closing Date and each Option Closing Date, as the case may be;

              (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and, to the best of such officers' knowledge, no proceedings for those purposes have been instituted or threatened or are contemplated by the Commission;

             (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its respective subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings or other agreements or instruments relating to the ownership of the property of the Company and its subsidiaries or any Material Adverse Change, or any development involving a prospective Material Adverse Change, except in each case as described in or contemplated by the Prospectus; and

               (iv) To the best of such officers' knowledge and belief, the sale of the Securities by the Company has not been enjoined (temporarily or permanently).

          (m) Each Selling Stockholder, shall have furnished to you "lock-up" letters, in form and substance satisfactory to you, signed by each of the Selling Stockholders, prohibiting such persons from offering, selling, contracting to sell or otherwise disposing, directly or indirectly, of any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Common Stock or rights to acquire the same, during the Lock-up Period, without the prior written consent of the Representatives.

          (n) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date and each Option Closing Date, as the case may be, as if made on and as of such date, and you shall have received certificates, dated as of the Closing Date and signed by or on behalf of the Selling Stockholders to the effect set forth in this Section 9(h).

          (o) The Selling Stockholders shall not have failed at or prior to the Closing Date and each Option Closing Date, as the case may be to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

          On or before the Closing Date and each Option Closing Date, as the case may be, the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters, shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and each of its subsidiaries and the Selling Stockholders as they shall have heretofore reasonably requested.

          All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all respects to the Underwriters and Cahill Gordon & Reindel, counsel for the Underwriters. The Company and each of its subsidiaries and the Selling Stockholders shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriters shall reasonably request.

          10.  INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter, each Selling Stockholder and each person, if any, who controls any Underwriter or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, such Selling Stockholder or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

               (ii) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter, each Selling Stockholder and each such controlling person for any reasonable legal or other out-of-pocket expenses reasonably incurred by any such Underwriter, Selling Stockholder or any such controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; PROVIDED that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriters with respect to the Underwriters, or by the Selling Stockholders with respect to the Selling Stockholders specifically, for use therein; PROVIDED, FURTHER, that the Company will not be liable to any Underwriter if such untrue statement or omission or alleged untrue statement or omission was contained or made in any Preliminary Prospectus and completely corrected in the Prospectus and any such loss, liability, claim, damage or expense suffered or incurred by any Underwriter resulted from any action, claim or suit by any person who purchased Securities that are the subject thereof from any Underwriter and such Underwriter failed to deliver or provide a copy of the Prospectus relating to the Securities to such person with or prior to the confirmation of the sale of such Securities sold to such person in any case where delivery is required by the Act or the Rules and Regulations, unless such failure to deliver or provide a copy of the Prospectus relating to the Securities was a result of noncompliance by the Company with Section 6(e)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties.
The Company shall not be liable under this Section 10 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

          (b) Each Selling Stockholder agrees, severally but not jointly, to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement, each Underwriter and each person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Act of Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, or any such director, officer or underwriter or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, (i) as to Stanley E. Fulton and
(ii) in each case as to each of the other Selling Stockholders only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Selling Stockholder through the Company (but only in its capacity as custodian of the Selling Stockholders) specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or Underwriter or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; PROVIDED, that each Selling Stockholder shall not be liable under this
Section 10 for any amounts in excess of the product of the purchase price per share set forth in Section 4 hereof and the number of shares being sold by such Selling Stockholder hereunder. This indemnity agreement will be in addition to any liability that the Selling Stockholders may otherwise have to the indemnified parties. No Selling Stockholder shall be liable under this
Section 10 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

          (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, or any such director, officer or Selling Stockholder or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or Selling Stockholder or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage,
liability or action in respect thereof.   This indemnity agreement will be in
addition to any liability that the Underwriters may otherwise have to the indemnified parties. No Underwriter shall be liable under this Section 10 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

          (d)  Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 10, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by any Underwriter in the case of paragraphs (a) and (b) of this
Section 10 or the Company and the Selling Stockholder, in the case of paragraph (c) of this Section 10, representing the indemnified parties under such paragraph (a), (b) or paragraph (c), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriter's discounts and commissions but before deducting expenses) received by the Selling Stockholders and (y) the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by an indemnified party or parties on the one hand, or the indemnifying party or parties on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by PRO RATA or per capita allocation (even if the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise paid or been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No Selling Stockholder shall be liable under this Section 10 for any amounts in excess of the product of the purchase price per share set forth in Section 4 and the number of shares being sold by such Selling Stockholder hereunder. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, and each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

          11. SURVIVAL CLAUSE. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Company's officers, the Selling Stockholders and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any of its officers or directors or any Selling Stockholder, the Underwriters or any controlling person referred to in Section 10 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          12.  TERMINATION.

          (a) This Agreement may be terminated in the sole discretion of the Representatives by notice to the Company and the Selling Stockholders, given prior to the Closing Date or Option Closing Date, as the case may be, in the event that the Company or any of the Selling Stockholders shall have failed, refused or become unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date or Option Closing Date, as the case may be:

          (i) the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Underwriters, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Underwriters, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company), except in each case as described in the Prospectus (exclusive of any amendment or supplement thereto);

         (ii) trading in securities of the Company or in securities generally on the Nasdaq National Market System shall have been suspended or minimum or maximum prices shall have been established on the Nasdaq National Market System;

        (iii) a banking moratorium shall have been declared by New York or United States authorities;

         (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States which, in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or

          (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

          13. INCREASE IN UNDERWRITERS' COMMITMENTS. If any Underwriter shall default in its obligation to take up and pay for the Securities to be purchased by it hereunder on the Closing Date or any Option Closing Date and if the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall take up and pay for (in addition to the Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Securities agreed to be purchased by all such defaulting Underwriters on the Closing Date or Option Closing Date, as the case may be, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters PRO RATA in proportion to the aggregate amount of Securities set opposite the names of such non-defaulting Underwriters in Schedule II.

          If a new allocation is made in accordance with the foregoing provision, you shall have the right to postpone the Closing Date or Option Closing Date, as the case may be, for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 13 with like effect as if such substituted Underwriter had originally been named in Schedule II.

          If the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date or Option Closing Date, as the case may be, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter (provided that if such default occurs with respect to Additional Securities after the Closing Date, this Agreement will not terminate as to the Firm Securities).

          14. UNITED KINGDOM DISTRIBUTION. Each Representative represents and agrees that (i) it will not offer or sell any shares of Common Stock to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that will not involve an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 ("the Regulations"); (ii) it will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the shares of Common Stock, in, from or otherwise involving the United Kingdom and (iii) it will only issue or pass on to any person in the United Kingdom any document received by it in connection with the offering of the shares of Common Stock if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

          15.  INFORMATION SUPPLIED BY THE UNDERWRITERS AND SELLING
STOCKHOLDERS.

          (a) The statements set forth in the last paragraph on the front cover page of the Prospectus relating to the Securities and paragraph four under the heading "Underwriting" in the Prospectus relating to the Securities (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company and the Selling Stockholders for the purposes of Sections 2(b), 10(a) and 10(c) hereof. Each Underwriter confirms that such statements, to the extent such statements relate to each such Underwriter, are correct in all material respects.

          (b) As to the Selling Stockholder other than Stanley E. Fulton, the number of shares of Common Stock beneficially owned by such Selling Stockholders prior to and after the offering of the Securities and footnotes in Table 1 under the heading "Principal and Selling Stockholders" in the Prospectus constitute the only information furnished by such Selling Stockholders to the Company and the Underwriters for the purposes of Section 10(b) hereof. Such Selling Stockholder confirms that such information, to the extent such statements relate to each Selling Stockholder, is correct in all material respects.

          16. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to the Representatives in care of BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, and if sent to any Selling Stockholder, to such Selling Stockholder in care of the Company and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to Anchor Gaming at 815 Pilot Road, Suite G, Las Vegas, Nevada 89119,
Attention:  Stanley E. Fulton.

          17. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained. This Agreement and all conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 10 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 10 of this Agreement shall also be for the benefit of the directors of the Company, the Company's officers who have signed the Registration Statement, the Selling Stockholders and any person or persons who control the Company or the Selling Stockholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

          18. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

          19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Selling Stockholders and the Underwriters.

                                       Very truly yours,

                                       ANCHOR GAMING


                                       By:
                                           -------------------------------
                                           Name:
                                           Title:


                                       SELLING STOCKHOLDERS,
                                         LISTED ON SCHEDULE II
                                         Attorney-in-Fact for
                                         each Selling Stockholder,


                                       By:
                                           -------------------------------
                                           Name:
                                           Attorney-in-Fact


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT ALEX. BROWN INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
Acting on behalf of themselves and as
  the Representatives of the several
  Underwriters named in Schedule II hereto.


By   BT ALEX. BROWN INCORPORATED


By
   -------------------------------
   Name:
   Title:

                                    SCHEDULE I


                                  ANCHOR GAMING

                         Stock Holdings of Selling Stockholders

                                                  Number of
Name/Entity                                         Shares
-----------                                       ---------
Stanley E. Fulton                                  657,700
Elizabeth F. Jones                                 202,500
Deborah J. Fulton                                  179,500
Stanley M. Fulton                                  182,500
Virginia L. Fulton                                 182,500
Lucinda Fulton Tischer                             130,000
Michael B. Fulton                                  195,300
Elizabeth M. Fulton                                 70,000

                                   SCHEDULE II




                                                   Number of
                                                   Shares to
Underwriter                                       Be Purchased
-----------                                       ------------
BT Alex. Brown Incorporated.....................
Morgan Stanley & Co. Incorporated...............
                                                  ------------
Total Underwriters                                   1,800,000
                                                  ------------